EXHIBIT 10.31

                         OPTIONS CANCELLATION AGREEMENT

I hereby agree to cancel on the date hereof the options to acquire the 500,000 common shares of vFinance.com, Inc. granted to me on June 1, 2000.

Dated: January 1, 2001


                                                        /s/ TIMOTHY MAHONEY
                                                        -------------------
                                                        Timothy Mahoney